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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  July 23, 2003
                                -----------------
                Date of Report (Date of earliest event reported)
                           Wabash National Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)

        Delaware                    1-10883                 52-1375208
     -----------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
      jurisdiction                 File No.)             Identification No.)
    of incorporation)

            1000 Sagamore Parkway South, Lafayette, Indiana   47905
         ---------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

               Registrant's telephone number, including area code:
                                 (765) 771-5310
                               ------------------
                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4



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Item 9. Regulation FD Disclosure.

     On July 22, 2003, Wabash National Corporation issued a press release relating to its $100 million convertible notes offering. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         WABASH NATIONAL CORPORATION

Date: July 23, 2003                      By:  /s/ MARK R. HOLDEN
                                              ----------------------------------
                                              Mark R. Holden
                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)

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                                  EXHIBIT INDEX

   EXHIBIT NO.     DESCRIPTION
  --------------   ------------------------------------

  99.1             Press Release dated July 23, 2003